Bank of America
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                                      Amendment to Documents

         AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of 12/20/99, is between Bank of America, N.A. (the "Bank"), formerly Bank of
America NT&SA, and Amplicon, Inc. (the "Borrower").

                          RECITALS
                          --------

A.    The  Bank  and the Borrower entered into a certain Business
      Loan  Agreement   dated  as  of   December  23,  1997  (the
      "Agreement").
B.    The  Bank  and the  Borrower desire to amend the Agreement.

                          AGREEMENT
                          ---------

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.     Amendments.  The Agreement is hereby  amended  as follows:

       2.1     In Paragraph 1.2 of the Agreement, the date "March
               31, 2000"  is substituted  for  the date "December
               31, 1999."

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation which by the Borrower is bound.

4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

       This Amendment is executed as of the date stated at the beginning of this Amendment.


Bank of America, N.A.                   Amplicon, Inc.

X   Deborah Miller/s/                   X   Patrick E. Paddon/s/
    -----------------                       --------------------
By: Deborah L. Miller,                  By: Patrick E. Paddon,
    Senior Vice President                   Chief Executive Officer


                                        X   Glen T. Tsuma/s/
                                            ----------------
                                        By: Glen T. Tsuma,
                                            Chief Operating Officer

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